THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANYTRUSTEES’

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS that each of the undersigned Trustees of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:
(a)
NML Variable Annuity Account A (333-72913);
(b)
NML Variable Annuity Account A (Fee-Based) (333-133380);
(c)
NML Variable Annuity Account B (2-29240);
(d)
NML Variable Annuity Account B (Fee-Based) (333-33232);
(e)
NML Variable Annuity Account C (2-89905-01);
(f)
NML Variable Annuity Account C (Network Edition) (333-133381);
(g)
Northwestern Mutual Variable Life Account (2-89972);
(h)
Northwestern Mutual Variable CompLife (33-89188);
(i)
Northwestern Mutual Variable Executive Life (333-36865);
(j)
Northwestern Mutual Variable Joint Life (333-59103);
(k)
Northwestern Mutual Custom Variable Universal Life (333-136124);
(l)
Northwestern Mutual Executive Variable Universal Life (333-136305);
(m)
Northwestern Mutual Survivorship Variable Universal Life (333-136308);
(n)
Northwestern Mutual Variable Universal Life Plus (333-230143);
(o)
Northwestern Mutual Executive Variable Universal Life II (333-230144); and
(p)
Northwestern Mutual Variable Universal Life Plus – New York (333-233805).
Each of the undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. Each of the undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.
IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 5th day of October, 2021.
/s/ Nicholas E. Brathwaite Trustee
Nicholas E. Brathwaite

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANYTRUSTEES’

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS that each of the undersigned Trustees of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:
(a)
NML Variable Annuity Account A (333-72913);
(b)
NML Variable Annuity Account A (Fee-Based) (333-133380);
(c)
NML Variable Annuity Account B (2-29240);
(d)
NML Variable Annuity Account B (Fee-Based) (333-33232);
(e)
NML Variable Annuity Account C (2-89905-01);
(f)
NML Variable Annuity Account C (Network Edition) (333-133381);
(g)
Northwestern Mutual Variable Life Account (2-89972);
(h)
Northwestern Mutual Variable CompLife (33-89188);
(i)
Northwestern Mutual Variable Executive Life (333-36865);
(j)
Northwestern Mutual Variable Joint Life (333-59103);
(k)
Northwestern Mutual Custom Variable Universal Life (333-136124);
(l)
Northwestern Mutual Executive Variable Universal Life (333-136305);
(m)
Northwestern Mutual Survivorship Variable Universal Life (333-136308);
(n)
Northwestern Mutual Variable Universal Life Plus (333-230143);
(o)
Northwestern Mutual Executive Variable Universal Life II (333-230144); and
(p)
Northwestern Mutual Variable Universal Life Plus – New York (333-233805).
Each of the undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. Each of the undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.
IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of September, 2021.
/s/ P. Russell Hardin Trustee
P. Russell Hardin

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANYTRUSTEES’

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS that each of the undersigned Trustees of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:
(a)
NML Variable Annuity Account A (333-72913);
(b)
NML Variable Annuity Account A (Fee-Based) (333-133380);
(c)
NML Variable Annuity Account B (2-29240);
(d)
NML Variable Annuity Account B (Fee-Based) (333-33232);
(e)
NML Variable Annuity Account C (2-89905-01);
(f)
NML Variable Annuity Account C (Network Edition) (333-133381);
(g)
Northwestern Mutual Variable Life Account (2-89972);
(h)
Northwestern Mutual Variable CompLife (33-89188);
(i)
Northwestern Mutual Variable Executive Life (333-36865);
(j)
Northwestern Mutual Variable Joint Life (333-59103);
(k)
Northwestern Mutual Custom Variable Universal Life (333-136124);
(l)
Northwestern Mutual Executive Variable Universal Life (333-136305);
(m)
Northwestern Mutual Survivorship Variable Universal Life (333-136308);
(n)
Northwestern Mutual Variable Universal Life Plus (333-230143);
(o)
Northwestern Mutual Executive Variable Universal Life II (333-230144); and
(p)
Northwestern Mutual Variable Universal Life Plus – New York (333-233805).
Each of the undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. Each of the undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.
IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of September, 2021.
/s/ David P. Hollander Trustee
David P. Hollander

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANYTRUSTEES’

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS that each of the undersigned Trustees of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:
(a)
NML Variable Annuity Account A (333-72913);
(b)
NML Variable Annuity Account A (Fee-Based) (333-133380);
(c)
NML Variable Annuity Account B (2-29240);
(d)
NML Variable Annuity Account B (Fee-Based) (333-33232);
(e)
NML Variable Annuity Account C (2-89905-01);
(f)
NML Variable Annuity Account C (Network Edition) (333-133381);
(g)
Northwestern Mutual Variable Life Account (2-89972);
(h)
Northwestern Mutual Variable CompLife (33-89188);
(i)
Northwestern Mutual Variable Executive Life (333-36865);
(j)
Northwestern Mutual Variable Joint Life (333-59103);
(k)
Northwestern Mutual Custom Variable Universal Life (333-136124);
(l)
Northwestern Mutual Executive Variable Universal Life (333-136305);
(m)
Northwestern Mutual Survivorship Variable Universal Life (333-136308);
(n)
Northwestern Mutual Variable Universal Life Plus (333-230143);
(o)
Northwestern Mutual Executive Variable Universal Life II (333-230144); and
(p)
Northwestern Mutual Variable Universal Life Plus – New York (333-233805).
Each of the undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. Each of the undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.
IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of September, 2021.
/s/ Dale E. Jones Trustee
Dale E. Jones

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANYTRUSTEES’

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS that each of the undersigned Trustees of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:
(a)
NML Variable Annuity Account A (333-72913);
(b)
NML Variable Annuity Account A (Fee-Based) (333-133380);
(c)
NML Variable Annuity Account B (2-29240);
(d)
NML Variable Annuity Account B (Fee-Based) (333-33232);
(e)
NML Variable Annuity Account C (2-89905-01);
(f)
NML Variable Annuity Account C (Network Edition) (333-133381);
(g)
Northwestern Mutual Variable Life Account (2-89972);
(h)
Northwestern Mutual Variable CompLife (33-89188);
(i)
Northwestern Mutual Variable Executive Life (333-36865);
(j)
Northwestern Mutual Variable Joint Life (333-59103);
(k)
Northwestern Mutual Custom Variable Universal Life (333-136124);
(l)
Northwestern Mutual Executive Variable Universal Life (333-136305);
(m)
Northwestern Mutual Survivorship Variable Universal Life (333-136308);
(n)
Northwestern Mutual Variable Universal Life Plus (333-230143);
(o)
Northwestern Mutual Executive Variable Universal Life II (333-230144); and
(p)
Northwestern Mutual Variable Universal Life Plus – New York (333-233805).
Each of the undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. Each of the undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.
IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of September, 2021.
/s/ Randolph W. Melville Trustee
Randolph W. Melville

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANYTRUSTEES’

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS that each of the undersigned Trustees of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:
(a)
NML Variable Annuity Account A (333-72913);
(b)
NML Variable Annuity Account A (Fee-Based) (333-133380);
(c)
NML Variable Annuity Account B (2-29240);
(d)
NML Variable Annuity Account B (Fee-Based) (333-33232);
(e)
NML Variable Annuity Account C (2-89905-01);
(f)
NML Variable Annuity Account C (Network Edition) (333-133381);
(g)
Northwestern Mutual Variable Life Account (2-89972);
(h)
Northwestern Mutual Variable CompLife (33-89188);
(i)
Northwestern Mutual Variable Executive Life (333-36865);
(j)
Northwestern Mutual Variable Joint Life (333-59103);
(k)
Northwestern Mutual Custom Variable Universal Life (333-136124);
(l)
Northwestern Mutual Executive Variable Universal Life (333-136305);
(m)
Northwestern Mutual Survivorship Variable Universal Life (333-136308);
(n)
Northwestern Mutual Variable Universal Life Plus (333-230143);
(o)
Northwestern Mutual Executive Variable Universal Life II (333-230144); and
(p)
Northwestern Mutual Variable Universal Life Plus – New York (333-233805).
Each of the undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. Each of the undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.
IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of September, 2021.
/s/ Jaime Montemayor Trustee
Jaime Montemayor

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANYTRUSTEES’

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS that each of the undersigned Trustees of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:
(a)
NML Variable Annuity Account A (333-72913);
(b)
NML Variable Annuity Account A (Fee-Based) (333-133380);
(c)
NML Variable Annuity Account B (2-29240);
(d)
NML Variable Annuity Account B (Fee-Based) (333-33232);
(e)
NML Variable Annuity Account C (2-89905-01);
(f)
NML Variable Annuity Account C (Network Edition) (333-133381);
(g)
Northwestern Mutual Variable Life Account (2-89972);
(h)
Northwestern Mutual Variable CompLife (33-89188);
(i)
Northwestern Mutual Variable Executive Life (333-36865);
(j)
Northwestern Mutual Variable Joint Life (333-59103);
(k)
Northwestern Mutual Custom Variable Universal Life (333-136124);
(l)
Northwestern Mutual Executive Variable Universal Life (333-136305);
(m)
Northwestern Mutual Survivorship Variable Universal Life (333-136308);
(n)
Northwestern Mutual Variable Universal Life Plus (333-230143);
(o)
Northwestern Mutual Executive Variable Universal Life II (333-230144); and
(p)
Northwestern Mutual Variable Universal Life Plus – New York (333-233805).
Each of the undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. Each of the undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.
IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of September, 2021.
/s/ Timothy H. Murphy Trustee
Timothy H. Murphy

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANYTRUSTEES’

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS that each of the undersigned Trustees of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:
(a)
NML Variable Annuity Account A (333-72913);
(b)
NML Variable Annuity Account A (Fee-Based) (333-133380);
(c)
NML Variable Annuity Account B (2-29240);
(d)
NML Variable Annuity Account B (Fee-Based) (333-33232);
(e)
NML Variable Annuity Account C (2-89905-01);
(f)
NML Variable Annuity Account C (Network Edition) (333-133381);
(g)
Northwestern Mutual Variable Life Account (2-89972);
(h)
Northwestern Mutual Variable CompLife (33-89188);
(i)
Northwestern Mutual Variable Executive Life (333-36865);
(j)
Northwestern Mutual Variable Joint Life (333-59103);
(k)
Northwestern Mutual Custom Variable Universal Life (333-136124);
(l)
Northwestern Mutual Executive Variable Universal Life (333-136305);
(m)
Northwestern Mutual Survivorship Variable Universal Life (333-136308);
(n)
Northwestern Mutual Variable Universal Life Plus (333-230143);
(o)
Northwestern Mutual Executive Variable Universal Life II (333-230144); and
(p)
Northwestern Mutual Variable Universal Life Plus – New York (333-233805).
Each of the undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. Each of the undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.
IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of September, 2021.
/s/ Andrew N. Nunemaker Trustee
Andrew N. Nunemaker

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANYTRUSTEES’

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS that each of the undersigned Trustees of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:
(a)
NML Variable Annuity Account A (333-72913);
(b)
NML Variable Annuity Account A (Fee-Based) (333-133380);
(c)
NML Variable Annuity Account B (2-29240);
(d)
NML Variable Annuity Account B (Fee-Based) (333-33232);
(e)
NML Variable Annuity Account C (2-89905-01);
(f)
NML Variable Annuity Account C (Network Edition) (333-133381);
(g)
Northwestern Mutual Variable Life Account (2-89972);
(h)
Northwestern Mutual Variable CompLife (33-89188);
(i)
Northwestern Mutual Variable Executive Life (333-36865);
(j)
Northwestern Mutual Variable Joint Life (333-59103);
(k)
Northwestern Mutual Custom Variable Universal Life (333-136124);
(l)
Northwestern Mutual Executive Variable Universal Life (333-136305);
(m)
Northwestern Mutual Survivorship Variable Universal Life (333-136308);
(n)
Northwestern Mutual Variable Universal Life Plus (333-230143);
(o)
Northwestern Mutual Executive Variable Universal Life II (333-230144); and
(p)
Northwestern Mutual Variable Universal Life Plus – New York (333-233805).
Each of the undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. Each of the undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.
IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 22nd day of September, 2021.
/s/ Anne M. Paradis Trustee
Anne M. Paradis

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANYTRUSTEES’

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS that each of the undersigned Trustees of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:
(a)
NML Variable Annuity Account A (333-72913);
(b)
NML Variable Annuity Account A (Fee-Based) (333-133380);
(c)
NML Variable Annuity Account B (2-29240);
(d)
NML Variable Annuity Account B (Fee-Based) (333-33232);
(e)
NML Variable Annuity Account C (2-89905-01);
(f)
NML Variable Annuity Account C (Network Edition) (333-133381);
(g)
Northwestern Mutual Variable Life Account (2-89972);
(h)
Northwestern Mutual Variable CompLife (33-89188);
(i)
Northwestern Mutual Variable Executive Life (333-36865);
(j)
Northwestern Mutual Variable Joint Life (333-59103);
(k)
Northwestern Mutual Custom Variable Universal Life (333-136124);
(l)
Northwestern Mutual Executive Variable Universal Life (333-136305);
(m)
Northwestern Mutual Survivorship Variable Universal Life (333-136308);
(n)
Northwestern Mutual Variable Universal Life Plus (333-230143);
(o)
Northwestern Mutual Executive Variable Universal Life II (333-230144); and
(p)
Northwestern Mutual Variable Universal Life Plus – New York (333-233805).
Each of the undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. Each of the undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.
IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of September, 2021.
/s/ John E. Schlifske Trustee
John E. Schlifske

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANYTRUSTEES’

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS that each of the undersigned Trustees of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:
(a)
NML Variable Annuity Account A (333-72913);
(b)
NML Variable Annuity Account A (Fee-Based) (333-133380);
(c)
NML Variable Annuity Account B (2-29240);
(d)
NML Variable Annuity Account B (Fee-Based) (333-33232);
(e)
NML Variable Annuity Account C (2-89905-01);
(f)
NML Variable Annuity Account C (Network Edition) (333-133381);
(g)
Northwestern Mutual Variable Life Account (2-89972);
(h)
Northwestern Mutual Variable CompLife (33-89188);
(i)
Northwestern Mutual Variable Executive Life (333-36865);
(j)
Northwestern Mutual Variable Joint Life (333-59103);
(k)
Northwestern Mutual Custom Variable Universal Life (333-136124);
(l)
Northwestern Mutual Executive Variable Universal Life (333-136305);
(m)
Northwestern Mutual Survivorship Variable Universal Life (333-136308);
(n)
Northwestern Mutual Variable Universal Life Plus (333-230143);
(o)
Northwestern Mutual Executive Variable Universal Life II (333-230144); and
(p)
Northwestern Mutual Variable Universal Life Plus – New York (333-233805).
Each of the undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. Each of the undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.
IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 27th day of January, 2022.
/s/ Mary Ellen Stanek Trustee
Mary Ellen Stanek

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANYTRUSTEES’

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS that each of the undersigned Trustees of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:
(a)
NML Variable Annuity Account A (333-72913);
(b)
NML Variable Annuity Account A (Fee-Based) (333-133380);
(c)
NML Variable Annuity Account B (2-29240);
(d)
NML Variable Annuity Account B (Fee-Based) (333-33232);
(e)
NML Variable Annuity Account C (2-89905-01);
(f)
NML Variable Annuity Account C (Network Edition) (333-133381);
(g)
Northwestern Mutual Variable Life Account (2-89972);
(h)
Northwestern Mutual Variable CompLife (33-89188);
(i)
Northwestern Mutual Variable Executive Life (333-36865);
(j)
Northwestern Mutual Variable Joint Life (333-59103);
(k)
Northwestern Mutual Custom Variable Universal Life (333-136124);
(l)
Northwestern Mutual Executive Variable Universal Life (333-136305);
(m)
Northwestern Mutual Survivorship Variable Universal Life (333-136308);
(n)
Northwestern Mutual Variable Universal Life Plus (333-230143);
(o)
Northwestern Mutual Executive Variable Universal Life II (333-230144); and
(p)
Northwestern Mutual Variable Universal Life Plus – New York (333-233805).
Each of the undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. Each of the undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.
IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of September, 2021.
/s/ Mary Ellen Stanek Trustee
Mary Ellen Stanek

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANYTRUSTEES’

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS that each of the undersigned Trustees of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:
(a)
NML Variable Annuity Account A (333-72913);
(b)
NML Variable Annuity Account A (Fee-Based) (333-133380);
(c)
NML Variable Annuity Account B (2-29240);
(d)
NML Variable Annuity Account B (Fee-Based) (333-33232);
(e)
NML Variable Annuity Account C (2-89905-01);
(f)
NML Variable Annuity Account C (Network Edition) (333-133381);
(g)
Northwestern Mutual Variable Life Account (2-89972);
(h)
Northwestern Mutual Variable CompLife (33-89188);
(i)
Northwestern Mutual Variable Executive Life (333-36865);
(j)
Northwestern Mutual Variable Joint Life (333-59103);
(k)
Northwestern Mutual Custom Variable Universal Life (333-136124);
(l)
Northwestern Mutual Executive Variable Universal Life (333-136305);
(m)
Northwestern Mutual Survivorship Variable Universal Life (333-136308);
(n)
Northwestern Mutual Variable Universal Life Plus (333-230143);
(o)
Northwestern Mutual Executive Variable Universal Life II (333-230144); and
(p)
Northwestern Mutual Variable Universal Life Plus – New York (333-233805).
Each of the undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. Each of the undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.
IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of September, 2021.
/s/ Ralph A. Weber Trustee
Ralph A. Weber

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANYTRUSTEES’

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS that each of the undersigned Trustees of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:
(a)
NML Variable Annuity Account A (333-72913);
(b)
NML Variable Annuity Account A (Fee-Based) (333-133380);
(c)
NML Variable Annuity Account B (2-29240);
(d)
NML Variable Annuity Account B (Fee-Based) (333-33232);
(e)
NML Variable Annuity Account C (2-89905-01);
(f)
NML Variable Annuity Account C (Network Edition) (333-133381);
(g)
Northwestern Mutual Variable Life Account (2-89972);
(h)
Northwestern Mutual Variable CompLife (33-89188);
(i)
Northwestern Mutual Variable Executive Life (333-36865);
(j)
Northwestern Mutual Variable Joint Life (333-59103);
(k)
Northwestern Mutual Custom Variable Universal Life (333-136124);
(l)
Northwestern Mutual Executive Variable Universal Life (333-136305);
(m)
Northwestern Mutual Survivorship Variable Universal Life (333-136308);
(n)
Northwestern Mutual Variable Universal Life Plus (333-230143);
(o)
Northwestern Mutual Executive Variable Universal Life II (333-230144); and
(p)
Northwestern Mutual Variable Universal Life Plus – New York (333-233805).
Each of the undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. Each of the undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.
IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 27th day of September, 2021.
/s/ Benjamin F. Wilson Trustee
Benjamin F. Wilson

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANYTRUSTEES’

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS that each of the undersigned Trustees of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:
(a)
NML Variable Annuity Account A (333-72913);
(b)
NML Variable Annuity Account A (Fee-Based) (333-133380);
(c)
NML Variable Annuity Account B (2-29240);
(d)
NML Variable Annuity Account B (Fee-Based) (333-33232);
(e)
NML Variable Annuity Account C (2-89905-01);
(f)
NML Variable Annuity Account C (Network Edition) (333-133381);
(g)
Northwestern Mutual Variable Life Account (2-89972);
(h)
Northwestern Mutual Variable CompLife (33-89188);
(i)
Northwestern Mutual Variable Executive Life (333-36865);
(j)
Northwestern Mutual Variable Joint Life (333-59103);
(k)
Northwestern Mutual Custom Variable Universal Life (333-136124);
(l)
Northwestern Mutual Executive Variable Universal Life (333-136305);
(m)
Northwestern Mutual Survivorship Variable Universal Life (333-136308);
(n)
Northwestern Mutual Variable Universal Life Plus (333-230143);
(o)
Northwestern Mutual Executive Variable Universal Life II (333-230144); and
(p)
Northwestern Mutual Variable Universal Life Plus – New York (333-233805).
Each of the undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. Each of the undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.
IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of October, 2021.
/s/ Juan C. Zarate Trustee
Juan C. Zarate